UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 28, 2025
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2025-5C3

(Central Index Key Number 0002047317)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Argentic Real Estate Finance 2 LLC
(Central Index Key Number 0001968416)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

UBS AG

(Central Index Key Number 0001722518)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-282099-01	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On January 28, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of January 1, 2025 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, of Wells Fargo Commercial Mortgage Trust 2025-5C3, Commercial Mortgage Pass-Through Certificates, Series 2025-5C3 (the “Certificates”).

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates were sold to Wells Fargo Securities, LLC (“WFS”), J.P. Morgan Securities LLC (“JPMS”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert”), as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 10, 2025, among the Registrant, Wells Fargo Bank, National Association (“WFB”) and the Underwriters.

The Privately Offered Certificates were sold to WFS, JPMS, CGMI, GS&Co., UBS Securities, Academy, Drexel and Siebert, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of January 10, 2025, among the Registrant, as depositor, the Initial Purchasers, and WFB. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2025-5C3, a common law trust fund formed on January 28, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are thirty (30) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on sixty-three (63) commercial, multifamily and/or manufactured housing properties. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from WFB, Argentic Real Estate Finance 2, Goldman Sachs Mortgage Company, JPMorgan Chase Bank, National Association, Citi Real Estate Funding Inc., UBS AG and LMF Commercial, LLC.

On January 28, 2025, the Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate principal amount of $722,037,000. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $6,604,204, were approximately $760,114,074. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the

Registrant, $747,864 in the form of fees were paid to the Underwriters, $991,800 were paid to or for the Underwriters and $4,864,539 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: January 14, 2025) (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in the Prospectus, dated January 10, 2025 and as filed with the Securities and Exchange Commission on January 14, 2025. The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

Argentic Real Estate Finance 2 LLC, in its capacity as retaining sponsor, is satisfying its credit risk retention obligations under Section 15G of the Securities Exchange Act of 1934, as amended, in connection with the securitization of the Mortgage Loans referred to above through the purchase by (i) Argentic Securities Holdings 2 Cayman Limited, a majority-owned affiliate of Argentic Real Estate Finance 2 LLC, from the underwriters on the closing date, of (i) an “eligible vertical interest”, in the form of certificates representing approximately 2.18% of the initial certificate balance or notional amount, as applicable, of each class of certificates (other than the Class R certificates) and (ii) an “eligible horizontal residual interest” consisting of the Class G-RR and Class J-RR certificates (excluding the portion of such classes that are part of the eligible vertical interest) for $24,197,591 representing approximately 2.88% of the fair market value of all classes of certificates (other than the Class R certificates).

If the Retaining Sponsor (as defined in the Pooling and Servicing Agreement) had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rules (as defined in the Pooling and Servicing Agreement) with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $42,067,392, representing 5.0% of the aggregate fair value, as of the Closing Date, of all classes of certificates (other than the Class R certificates), excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated January 6, 2025 and as filed with the Securities and Exchange Commission on January 6, 2025 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated January 28, 2025.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated January 28, 2025 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2025	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
		Name:	Anthony J. Sfarra
		Title:	President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated January 28, 2025.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated January 28, 2025 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)